TARGET PORTFOLIO TRUST

Target Intermediate-Term Bond Portfolio

Supplement dated December 17, 2014 to the
Currently Effective Statement of Additional Information

Important Changes relating to the Target Intermediate-Term Bond Portfolio

The Board of Trustees of the Trust, on behalf of the Fund, recently approved a repositioning of the Fund. The repositioning, which is explained in more detail in the supplement to the Fund’s prospectus, will result in changes to the Fund’s investment objective, certain investment policies and investment strategies, the adoption of a new name for the Fund, and will also result in the termination of the Fund’s existing subadviser and the appointment of a new subadviser to manage the Fund.

To reflect the change in subadvisers for the Fund, the Statement of Additional Information (SAI) is hereby revised as follows, effective January 2015, by removing all information and references to Pacific Investment Management Company LLC (PIMCO) and its portfolio management, and substituting the following new information:

I.	In the section of the SAI entitled Management & Advisory Arrangements/Subadvisory Arrangements, the subadvisory fee rate applicable to PIM is disclosed as 0.20%.

II.	In the section of the SAI entitled Management & Advisory Arrangements/Additional Information About the Portfolio Managers – Other Accounts and Ownership of Fund Securities/Target Intermediate-Term Bond Portfolio, the following is hereby added to the table:

Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Prudential Investment Management, Inc.	Michael J. Collins, CFA	29 / $28,282,962	8 / $5,082,536	16 / $6,941,338	None
	Gregory Peters	28 / $18,506,230	26 / $6,938,722	105 / $50,721,498	None
	Richard Piccirillo	5 / $9,152,188	3 / $1,065,828	26 / $14,078,550	None

Information in the above table is as of October 31, 2014.

III.	In the section of the SAI entitled Additional Information About the Portfolio Managers – Compensation and Conflicts of Interest, the following information with respect to PIM is hereby added:

Prudential Investment Management, Inc. (PIM).

COMPENSATION. The base salary of an investment professional in the Prudential Fixed Income unit of PIM is based on market data relative to similar positions as well as the past performance, years of experience and scope of responsibility of the individual. Incentive compensation, including the annual cash bonus, the long-term equity grant and grants under Prudential Fixed Income’s long-term incentive plan, is primarily based on such person’s contribution to Prudential Fixed Income’s goal of providing investment performance to clients consistent with portfolio objectives, guidelines and risk parameters and market-based data such as compensation trends and levels of overall compensation for similar positions in the asset management industry. In addition, an investment professional’s qualitative contributions to the organization are considered in determining incentive compensation. Incentive compensation is not solely based on the performance of, or value of assets in, any single account or group of client accounts.

An investment professional’s annual cash bonus is paid from an annual incentive pool. The pool is developed as a percentage of Prudential Fixed Income’s operating income and is refined by business metrics, such as:

•	business development initiatives, measured primarily by growth in operating income;
•	the number of investment professionals receiving a bonus; and
•	investment performance of portfolios relative to appropriate peer groups or market benchmarks.

Long-term compensation consists of Prudential Financial restricted stock and grants under the long-term incentive plan. Grants under the long-term incentive plan are participation interests in notional accounts with a beginning value of a specified dollar amount. The value attributed to these notional accounts increases or decreases over a defined period of time based, in part, on the performance of investment composites representing a number of Prudential Fixed Income’s most frequently marketed investment strategies. An investment composite is an aggregation of accounts with similar investment strategies. The long-term incentive plan is designed to more closely align compensation with investment performance and the growth of Prudential Fixed Income’s business. Both the restricted stock and participation interests are subject to vesting requirements.

CONFLICTS OF INTEREST. Like other investment advisers, Prudential Fixed Income is subject to various conflicts of interest in the ordinary course of its business. Prudential Fixed Income strives to identify potential risks, including conflicts of interest, that are inherent in its business, and conducts annual conflict of interest reviews. When actual or potential conflicts of interest are identified, Prudential Fixed Income seeks to address such conflicts through one or more of the following methods:

•	elimination of the conflict;
•	disclosure of the conflict; or
•	management of the conflict through the adoption of appropriate policies and procedures.

Prudential Fixed Income follows the policies of Prudential Financial, Inc. (Prudential Financial) on business ethics, personal securities trading by investment personnel, and information barriers. Prudential Fixed Income has adopted a code of ethics, allocation policies and conflicts of interest policies, among others, and has adopted supervisory procedures to monitor compliance with its policies. Prudential Fixed Income cannot guarantee, however, that its policies and procedures will detect and prevent, or assure disclosure of, each and every situation in which a conflict may arise.

Side-by-Side Management of Accounts and Related Conflicts of Interest. Prudential Fixed Income’s side-by-side management of multiple accounts can create conflicts of interest. Examples are detailed below, followed by a discussion of how Prudential Fixed Income addresses these conflicts.

•	Performance Fees— Prudential Fixed Income manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management may be deemed to create an incentive for Prudential Fixed Income and its investment professionals to favor one account over another. Specifically, Prudential Fixed Income could be considered to have the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.
•	Affiliated accounts— Prudential Fixed Income manages accounts on behalf of its affiliates as well as unaffiliated accounts. Prudential Fixed Income could be considered to have an incentive to favor accounts of affiliates over others.
•	Large accounts—large accounts typically generate more revenue than do smaller accounts and certain of Prudential Fixed Income’s strategies have higher fees than others. As a result, a portfolio manager could be considered to have an incentive when allocating scarce investment opportunities to favor accounts that pay a higher fee or generate more income for Prudential Fixed Income.
•	Long only and long/short accounts— Prudential Fixed Income manages accounts that only allow it to hold securities long as well as accounts that permit short selling. Prudential Fixed Income may, therefore, sell a security short in some client accounts while holding the same security long in other client accounts. These short sales could reduce the value of the securities held in the long only accounts. In addition, purchases for long only accounts could have a negative impact on the short positions.
•	Securities of the same kind or class— Prudential Fixed Income may buy or sell for one client account securities of the same kind or class that are purchased or sold for another client at prices that may be different. Prudential Fixed Income may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account due to differences in investment strategy or client direction. Different strategies trading in the same securities or types of securities may appear as inconsistencies in Prudential Fixed Income’s management of multiple accounts side-by-side.
•	Financial interests of investment professionals— Prudential Fixed Income investment professionals may invest in investment vehicles that it advises. Also, certain of these investment vehicles are options under the 401(k) and deferred compensation plans offered by Prudential Financial. In addition, the value of grants under Prudential Fixed Income’s long-term incentive plan is affected by the performance of certain client accounts. As a result, Prudential Fixed Income investment professionals may have financial interests in accounts managed by Prudential Fixed Income or that are related to the performance of certain client accounts.
•	Non-discretionary accounts or models— Prudential Fixed Income provides non-discretionary investment advice and non-discretionary model portfolios to some clients and manages others on a discretionary basis. Trades in non-discretionary accounts could occur before, in concert with, or after Prudential Fixed Income executes similar trades in its discretionary accounts. The non-discretionary clients may be disadvantaged if Prudential Fixed Income delivers the model investment portfolio or investment advice to them after it initiates trading for the discretionary clients, or vice versa.

How Prudential Fixed Income Addresses These Conflicts of Interest. Prudential Fixed Income has developed policies and procedures designed to address the conflicts of interest with respect to its different types of side-by-side management described above.

•	The head of Prudential Fixed Income and its chief investment officer periodically review and compare performance and performance attribution for each client account within its various strategies.

•	In keeping with Prudential Fixed Income’s fiduciary obligations, its policy with respect to trade aggregation and allocation is to treat all of its accounts fairly and equitably over time. Prudential Fixed Income’s trade management oversight committee, which generally meets quarterly, is responsible for providing oversight with respect to trade aggregation and allocation. Prudential Fixed Income has compliance procedures with respect to its aggregation and allocation policy that include independent monitoring by its compliance group of the timing, allocation and aggregation of trades and the allocation of investment opportunities. In addition, its compliance group reviews a sampling of new issue allocations and related documentation each month to confirm compliance with the allocation procedures. Prudential Fixed Income’s compliance group reports the results of the monitoring processes to its trade management oversight committee. Prudential Fixed Income’s trade management oversight committee reviews forensic reports of new issue allocation throughout the year so that new issue allocation in each of its strategies is reviewed at least once during each year. This forensic analysis includes such data as: (i) the number of new issues allocated in the strategy; (ii) the size of new issue allocations to each portfolio in the strategy; and (iii) the profitability of new issue transactions. The results of these analyses are reviewed and discussed at Prudential Fixed Income’s trade management oversight committee meetings. Prudential Fixed Income’s trade management oversight committee also reviews forensic reports on the allocation of trading opportunities in the secondary market. The procedures above are designed to detect patterns and anomalies in Prudential Fixed Income’s side-by-side management and trading so that it may assess and improve its processes.
•	Prudential Fixed Income has policies and procedures that specifically address its side-by-side management of long/short and long only portfolios. These policies address potential conflicts that could arise from differing positions between long/short and long only portfolios. In addition, lending opportunities with respect to securities for which the market is demanding a slight premium rate over normal market rates are allocated to long only accounts prior to allocating the opportunities to long/short accounts.

Conflicts Related to Prudential Fixed Income’s Affiliations. As an indirect wholly-owned subsidiary of Prudential Financial, Prudential Fixed Income is part of a diversified, global financial services organization. Prudential Fixed Income is affiliated with many types of US and non-US financial service providers, including insurance companies, broker-dealers, commodity trading advisors, commodity pool operators and other investment advisers. Some of its employees are officers of some of these affiliates.

•	Conflicts Arising Out of Legal Restrictions. Prudential Fixed Income may be restricted by law, regulation or contract as to how much, if any, of a particular security it may purchase or sell on behalf of a client, and as to the timing of such purchase or sale. These restrictions may apply as a result of its relationship with Prudential Financial and its other affiliates. For example, Prudential Fixed Income’s holdings of a security on behalf of its clients may, under some SEC rules, be aggregated with the holdings of that security by other Prudential Financial affiliates. These holdings could, on an aggregate basis, exceed certain reporting thresholds that are monitored, and Prudential Fixed Income may restrict purchases to avoid exceeding these thresholds. In addition, Prudential Fixed Income could receive material, non-public information with respect to a particular issuer and, as a result, be unable to execute transactions in securities of that issuer for its clients. For example, Prudential Fixed Income’s bank loan team often invests in private bank loans in connection with which the borrower provides material, non-public information, resulting in restrictions on trading securities issued by those borrowers. Prudential Fixed Income has procedures in place to carefully consider whether to intentionally accept material, non-public information with respect to certain issuers. Prudential Fixed Income is generally able to avoid receiving material, non-public information from its affiliates and other units within PIM by maintaining information barriers. In some instances, it may create an isolated information barrier around a small number of its employees so that material, non-public information received by such employees is not attributed to the rest of Prudential Fixed Income.
•	Conflicts Related to Outside Business Activity. From time to time, certain of Prudential Fixed Income’s employees or officers may engage in outside business activity, including outside directorships. Any outside business activity is subject to prior approval pursuant to Prudential Fixed Income’s personal conflicts of interest and outside business activities policy. Actual and potential conflicts of interest are analyzed during such approval process. Prudential Fixed Income could be restricted in trading the securities of certain issuers in client portfolios in the unlikely event that an employee or officer, as a result of outside business activity, obtains material, nonpublic information regarding an issuer. The head of Prudential Fixed Income serves on the board of directors of the operator of an electronic trading platform. Prudential Fixed Income has adopted procedures to address the conflict relating to trading on this platform. The procedures include independent monitoring by Prudential Fixed Income’s chief investment officer and chief compliance officer and reporting on Prudential Fixed Income’s use of this platform to the President of PIM.
•	Conflicts Related to Investment of Client Assets in Affiliated Funds. Prudential Fixed Income may invest client assets in funds that it manages or subadvises for an affiliate. Prudential Fixed Income may also invest cash collateral from securities lending transactions in these funds. These investments benefit both Prudential Fixed Income and its affiliate.

•	PICA General Account. Because of the substantial size of the general account of The Prudential Insurance Company of America (PICA), trading by PICA’s general account, including Prudential Fixed Income’s trades on behalf of the account, may affect market prices. Although Prudential Fixed Income doesn’t expect that PICA’s general account will execute transactions that will move a market frequently, and generally only in response to unusual market or issuer events, the execution of these transactions could have an adverse effect on transactions for or positions held by other clients.

Conflicts Related to Securities Holdings and Other Financial Interests.

•	Securities Holdings. PIM, Prudential Financial, PICA’s general account and accounts of other affiliates of Prudential Fixed Income (collectively, affiliated accounts) hold public and private debt and equity securities of a large number of issuers and may invest in some of the same companies as other client accounts but at different levels in the capital structure. These investments can result in conflicts between the interests of the affiliated accounts and the interests of Prudential Fixed Income’s clients. For example: (i) Affiliated accounts can hold the senior debt of an issuer whose subordinated debt is held by Prudential Fixed Income’s clients or hold secured debt of an issuer whose public unsecured debt is held in client accounts. In the event of restructuring or insolvency, the affiliated accounts as holders of senior debt may exercise remedies and take other actions that are not in the interest of, or are adverse to, other clients that are the holders of junior debt. (ii) To the extent permitted by applicable law, Prudential Fixed Income may also invest client assets in offerings of securities the proceeds of which are used to repay debt obligations held in affiliated accounts or other client accounts. Prudential Fixed Income’s interest in having the debt repaid creates a conflict of interest. Prudential Fixed Income has adopted a refinancing policy to address this conflict. Prudential Fixed Income may be unable to invest client assets in the securities of certain issuers as a result of the investments described above.
•	Conflicts Related to the Offer and Sale of Securities. Certain of Prudential Fixed Income’s employees may offer and sell securities of, and interests in, commingled funds that it manages or sub-advises. There is an incentive for Prudential Fixed Income’s employees to offer these securities to investors regardless of whether the investment is appropriate for such investor since increased assets in these vehicles will result in increased advisory fees to it. In addition, such sales could result in increased compensation to the employee.
•	Conflicts Related to Long-Term Compensation. The performance of many client accounts is not reflected in the calculation of changes in the value of participation interests under Prudential Fixed Income’s long-term incentive plan. This may be because the composite representing the strategy in which the account is managed is not one of the composites included in the calculation or because the account is excluded from a specified composite due to guideline restrictions or other factors. As a result of the long-term incentive plan, Prudential Fixed Income’s portfolio managers from time to time have financial interests related to the investment performance of some, but not all, of the accounts they manage. To address potential conflicts related to these financial interests, Prudential Fixed Income has procedures, including trade allocation and supervisory review procedures, designed to ensure that each of its client accounts is managed in a manner that is consistent with Prudential Fixed Income’s fiduciary obligations, as well as with the account’s investment objectives, investment strategies and restrictions. Specifically, Prudential Fixed Income’s chief investment officer reviews performance among similarly managed accounts to confirm that performance is consistent with expectations. The results of this review process are discussed at meetings of Prudential Fixed Income’s trade management oversight committee.
•	Other Financial Interests. Prudential Fixed Income and its affiliates may also have financial interests or relationships with issuers whose securities it invests in for client accounts. These interests can include debt or equity financing, strategic corporate relationships or investments, and the offering of investment advice in various forms. For example, Prudential Fixed Income may invest client assets in the securities of issuers that are also its advisory clients.

In general, conflicts related to the securities holdings and financial interests described above are addressed by the fact that Prudential Fixed Income makes investment decisions for each client independently considering the best economic interests of such client.

Conflicts Related to Valuation and Fees. When client accounts hold illiquid or difficult to value investments, Prudential Fixed Income faces a conflict of interest when making recommendations regarding the value of such investments since its management fees are generally based on the value of assets under management. Prudential Fixed Income believes that its valuation policies and procedures mitigate this conflict effectively and enable it to value client assets fairly and in a manner that is consistent with the client’s best interests.

Conflicts Related to Securities Lending Fees. When Prudential Fixed Income manages a client account and also serves as securities lending agent for the account, it could be considered to have the incentive to invest in securities that would yield higher securities lending rates. This conflict is mitigated by the fact that Prudential Fixed Income’s advisory fees are generally based on the value of assets in a client’s account. In addition, Prudential Fixed Income’s securities lending function has a separate reporting line to its chief operating officer (rather than its chief investment officer).

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